Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 04/15/2008


Blended Coupon 6.2300%


Excess Protection Level
3 Month Average   5.71%
March, 2000   5.95%
February, 2000   6.03%
January, 2000   5.16%


Cash Yield19.45%


Investor Charge Offs 4.70%


Base Rate 8.80%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,321,526,239.83